UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2016

XBIOTECH INC.
(Exact name of Registrant as specified in its charter)

British Columbia, Canada
(State of Incorporation)

001-37347

(Commission File Number)

N/A
(I.R.S. Employer Identification No.)

8201 E Riverside Dr. Bldg 4, Ste 100 Austin, Texas (Address of principal executive offices)	78744 (Zip Code)

(512) 386-2900

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A is being filed by XBiotech Inc. (the “Company”) to fix an error that occurred on slide 7 of the presentation filed as Exhibit 99.1 under Item 8.01 of the Company’s Current Report on Form 8-K with the Securities and Exchange Commission on December 5, 2016 (the “Original Report”). Specifically, in the table on slide 7, the boxes noting Fast Track designation shifted to the incorrect rows. The programs with Fast Track designation are Advanced Colorectal Cancer, Peripheral Vascular Disease and S. aureus Bacteremia.

In accordance with Rule 12b-15 of the Securities Exchange Act of 1934, as amended, the corrected presentation as Exhibit 99.1 of the Original Report, is attached hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1       XBiotech Presentation Slides

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 6, 2016	XBIOTECH INC.

By: /s/John Simard
John Simard
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit Number	Description
99.1	XBiotech Presentation Slides